UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2014

Cleveland BioLabs, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32954	20-0077155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

72 High Street Buffalo, NY	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 849-6810

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 9, 2014, Cleveland BioLabs, Inc. (the “Company”) entered into a letter agreement (the “Placement Agency Agreement”) with H.C. Wainwright & Co., LLC (“HCW”) pursuant to which the Company engaged HCW to act as its exclusive placement agent in connection with the issuance and sale of 5,737,706 shares of its Common Stock, $0.005 par value per share (the “Shares”), at a purchase price per Share of $1.22 for aggregate proceeds to the Company of approximately $6.35 million, after deducting estimated offering expenses payable by us, but excluding the proceeds, if any, from the exercise of the warrants (described below) issued in the offering. Pursuant to the terms of the Placement Agency Agreement, HCW has no obligation to buy any of the Shares or to arrange for the purchase or sale of any specific number or dollar amount of Shares. The Company has agreed to (i) pay HCW an aggregate fee equal to 6% on aggregate gross proceeds in this offering, excluding the proceeds, if any, from the exercise of the warrants and (ii) issue to HCW a warrant to purchase that number of shares of common stock equal to 3% of the aggregate number of Shares sold in this offering (not including any shares of common stock underlying the warrants issued in this offering) (the “Placement Agent Warrants”). The placement agent warrants will have the same terms, including exercise price, as the warrants issued to investors. The sale of the Shares is being made pursuant to a securities purchase agreement (the “Purchase Agreement”) entered into by the Company on January 14, 2014, with two institutional purchasers and certain of their affiliates set forth on the signatures pages thereto (the “Purchasers”). The offering is expected to close on or about January 17, 2014 (the “Closing”), subject to customary closing conditions.

In connection with their purchase of our common stock, each Purchaser will receive a Series A Warrant and a Series B Warrant. Each Series A Warrant will entitle the Purchaser to purchase up to a number of shares of our common stock equal to 50% of the shares of common stock purchased by the Purchaser under the Purchase Agreement. The Series A Warrants will include an exercise price of $1.22 per share, become exercisable six months following the date of issuance and expire five years from the date of issuance. Each Series B Warrant will entitle the Purchaser to purchase up to a number of shares of our common stock equal to 50% of the shares of common stock purchased by the Purchaser under the Purchase Agreement. The Series B Warrants will include an exercise price of $1.22 per share, become exercisable six months following the date of issuance and expire 18 months from the date of issuance. The Placement Agent Warrants will have the same terms, including exercise price, as the warrants issued to investors, except that the placement agent warrants will expire on January 10, 2019 and will otherwise comply with the requirements of the Financial Industry Regulatory Authority, Inc.

The offering is being made pursuant to our effective registration statement on Form S-3 (Registration Statement No. 333-192755) previously filed with the Securities and Exchange Commission and a prospectus supplement thereunder. A copy of the opinion of Cooley LLP relating to the legality of the issuance and sale of the securities in the offering is attached as Exhibit 5.1 hereto. On January 14, 2014, we also issued a press release announcing the pricing of the offering. A copy of the press release is attached as Exhibit 99.1.

The Purchase Agreement contains customary representations, warranties and agreements by us, customary conditions to closing, indemnification obligations of the Company, including for liabilities under the Securities Act of 1933, as amended, termination provisions, and other obligations and rights of the parties, including a right of the Purchasers to participate for a period of 12 months from the Closing in any future issuances by the Company or any of its wholly-owned subsidiaries of common stock or common stock equivalents for cash consideration, indebtedness or a combination of units thereof (a “Subsequent Financing”) in an amount equal to 50% of such Subsequent Financings and on the same terms, conditions and price provided for in the Subsequent Financing. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The foregoing descriptions of the Placement Agency Agreement, Purchase Agreement and the warrants are not complete and are qualified in their entireties by reference to the full text of the Placement Agency Agreement, the Purchase Agreement and form of Series A/B Warrant, copies of which are filed herewith as Exhibit 10.1, Exhibit 10.2 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are subject to a number of risks and uncertainties, including statements about the Company’s expectations regarding the completion of the offering. Words such as “estimate,” “expected,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations. Forward-looking statements involve risks and uncertainties. Actual results and the timing of events may differ materially from those set forth in this report due to risks and uncertainties associated with the satisfaction of the conditions to close the offering. Risk factors related to us, our business and the offering are discussed under “Risk Factors” and elsewhere in our prospectus supplement, dated January 15, 2014, with respect to the offering described above, and in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 and other filings with the Securities and Exchange Commission. Except as required by law, the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Document Description

4.1	Form of Series A/B Warrant to Purchase Common Stock.

5.1	Opinion of Cooley LLP.

10.1	Letter Agreement, dated January 9, 2014, by and among Cleveland BioLabs, Inc. and H.C. Wainwright & Co., LLC.

10.2	Securities Purchase Agreement, dated January 14, 2014, by and among Cleveland BioLabs, Inc. and the Purchasers set forth therein.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

99.1	Press release announcing offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLEVELAND BIOLAB, INC.

By:	/s/ Yakov Kogan
	Name:	Yakov Kogan
	Title:	Chief Executive Officer

Date: January 15, 2014

EXHIBIT INDEX

Exhibit Number	Document Description

4.1	Form of Series A/B Warrant to Purchase Common Stock.

5.1	Opinion of Cooley LLP.

10.1	Letter Agreement, dated January 9, 2014, by and among Cleveland BioLabs, Inc. and H.C. Wainwright & Co., LLC.

10.2	Securities Purchase Agreement, dated January 14, 2014, by and among Cleveland BioLabs, Inc. and the Purchasers set forth therein.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

99.1	Press release announcing offering.